As filed with the Securities and Exchange Commission on June 7, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21965

City National Rochdale High Yield Alternative Strategies Fund LLC
 (Exact name of registrant as specified in charter)

400 Park Avenue
New York, NY 10022-4406
(Address of principal executive offices) (Zip code)

Michael Gozzillo
400 Park Avenue
New York, NY 10022-4406
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2017

Item 1. Reports to Stockholders.

City National Rochdale High Yield Alternative Strategies Fund LLC
City National Rochdale High Yield Alternative Strategies Fund TEI LLC
Annual Report
March 31, 2017

Dear Fellow Shareholders,

The City National Rochdale High Yield Alternative Strategies Fund LLC (“Taxable Fund”) and City National Rochdale High Yield Alternative Strategies Fund Tax Exempt Investors LLC (“TEI Fund”), (collectively “RHYAS”) seek to diversify clients’ traditional stock and bond only portfolios through inclusion of alternative strategies focusing on the fixed income markets.  For the one year period ending March 31, 2017, the Taxable Fund returned +13.32% and the TEI Fund returned +13.16%. The comparable benchmark of this strategy, the Credit Suisse Leveraged Loan Index returned +9.74% over the previous year.  Year to date ended March 31, 2017, the Taxable Fund returned +0.77% and the TEI Fund returned +0.70%, with the benchmark returning +1.20% over the same period.

The performance over the past year has been positive for the shareholders of the City National Rochdale High Yield Alternative Strategy, representing a rebound in the loan market.  From the outset of this strategy in 2013 we held the belief that a single calendar year could not and should not define the outcome of these strategies.  The fund invests in less liquid credit markets, therefore during periods of volatility in the traditional High Yield/Loan Market, investors should expect the potential for additional volatility in this fund.  Loan markets rebounded nicely and the fund took advantage of that rebound.  We see more potential positive results in the market looking forward.  Defaults in the loan markets are forecasted to remain low, and spreads have the potential to compress further.

The specific CLO market seems to be headed in the correct direction with new issues of CLOs increasing relative to the previous year and more firms entering the structured credit market.  During the first quarter the funds returns were a little low due to the need to hold some cash in the fund while we worked through a tender offer.  Our plan is to have another tender offer at the same point next year to offer some liquidity to clients in the fund.  With the current tender now through, we have begun deploying more capital.

400 Park Ave. New York, NY 10022   |   (T) 212-702-9423   |   www.cnr.com

Outlook

The U.S. economy remains on a positive track, with modest but steady growth continuing in 2017.  Underlying economic fundamentals remain strong and we continue to expect that better growth will materialize in the quarters ahead.  The Federal Reserve is expected to continue modest rate rises in 2017, while continuing to give the market plenty of notice.  While defaults are expected to occur in both US High Yield and US Bank Loan markets, most are expecting the levels to be below the long term average.  Macroeconomic fundamentals in the U.S. should be generally supportive of credit risk and dampen defaults through the rest of the year.  The portfolio continues to allocate to Europe, where dislocation has created opportunities in the bank loan market.

Rates have risen at a slow pace, and we view this portfolio to be well positioned to adapt.  The portfolio consists of Fixed Income based asset classes that are less sensitive to rising rates and more dependent on the macroeconomic landscape.  We do believe there will continue to be bouts of volatility in the High Yield market over the next 12 months, and we see the managers taking advantage of this potential instability.  For those investors willing to take on the higher risk for higher return, we believe City National Rochdale High Yield Alternative Strategies Fund is an appropriate addition to client portfolios, relative to Core Fixed Income.  Again, many of the managers in this strategy have structured the investment to benefit from a rising rate environment through re-investment opportunities, or themes based on valuation of distressed assets.

Sincerely,

Garrett R. D’Alessandro, CFA, CAIA, AIF®
Chief Executive Officer & President
City National Rochdale LLC

Important Disclosures

The performance returns presented may contain figures estimated by the underlying manager which, if subsequently revised by the underlying manager, may change the returns indicated for the applicable period.

The unsubsidized total annual fund operating expense ratio for the City National Rochdale High Yield Alternative Strategies Fund and the City National Rochdale High Yield Alternative Strategies Fund TEI was 2.25% for the fiscal year ended March 31, 2017. Cumulative returns for the fiscal year ended March 31, 2017 for the City National Rochdale High Yield Alternative Strategies Fund and the City National Rochdale High Yield Alternative Strategies Fund TEI was 13.32% and 13.16%, respectively.

400 Park Ave. New York, NY 10022   |   (T) 212-702-9423   |   www.cnr.com

Important Disclosures (continued)

Performance quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888.

An investor should consider carefully the Funds’ investment objectives, risks, charges, and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888. Please read it carefully before investing. RIM Securities LLC, the affiliated broker dealer for City National Rochdale LLC, 400 Park Avenue, New York, NY 10022.

The views expressed herein represent the opinions of City National Rochdale LLC and are subject to change without notice at any time. This information should not in any way be construed to be investment, financial, tax, or legal advice or other professional advice or service, and should not be relied on in making any investment or other decisions.  Hedge fund investments are speculative and may entail substantial risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international companies carries risks such as currency fluctuation, interest rate fluctuation, and economic and political instability.  Short sales may increase volatility and potential for loss. As with all investments, there is no guarantee that investment objectives will be met.

City National Rochdale LLC, its affiliated companies, or their respective shareholders, directors, officers and/or employees may have long or short positions in the securities discussed herein.

400 Park Ave. New York, NY 10022   |   (T) 212-702-9423   |   www.cnr.com

City National Rochdale High Yield Alternative
Strategies Fund LLC

Financial Statements

March 31, 2017

City National Rochdale High Yield Alternative Strategies Fund LLC

Financial Statements

March 31, 2017

City National Rochdale High Yield Alternative Strategies Master Fund LLC	Page

Report of Independent Public Accounting Firm	1

Financial Statements

Statement of Assets, Liabilities and Members' Capital	2
Statement of Operations	3
Statements of Changes in Members' Capital	4
Statement of Cash Flows	5
Schedule of Investments	6-7
Strategy Allocation Breakdown	8
Notes to Financial Statements	9-18
Financial Highlights	19

Director and Officer Information

Additional Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Managing Member and the Board of Directors of
City National Rochdale High Yield Alternative Strategies Fund TEI LLC and Subsidiary

We have audited the accompanying consolidated statement of assets, liabilities and members’ capital of City National Rochdale High Yield Alternative Strategies Fund TEI LLC and Subsidiary (the “Fund") as of March 31, 2017, and the related consolidated statements of operations, changes in members’ capital, cash flows and financial highlights for the year then ended. The consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit. The consolidated statement of changes in members’ capital for the year ended March 31, 2016, and the financial highlights for the years ended March 31, 2016, 2015, 2014 and 2013 were audited by other auditors whose report dated May 27, 2016 expressed an unqualified opinion.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly,  in all material respects, the financial position of City National Rochdale High Yield Alternative Strategies Fund TEI LLC and Subsidiary as of March 31, 2017, and the results of their operations, the changes in their members’ capital and their cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ EisnerAmper LLP

Philadelphia, Pennsylvania
May 30, 2017

1

City National Rochdale High Yield Alternative Strategies Fund LLC

Statement of Assets, Liabilities and Members' Capital

March 31, 2017

ASSETS
Investment in City National Rochdale High Yield Alternative Strategies Master Fund LLC	$17,600,171
Prepaid expenses	1,932
Receivable from Adviser	13,423

Total Assets	17,615,526

LIABILITIES AND MEMBERS' CAPITAL
Liabilities
Professional fees payable	31,500
Investor servicing fee payable	10,923
Accrued expenses and other liabilities	4,275

Total Liabilities	46,698

Total Members' Capital	$17,568,828

The accompanying notes are an integral part of these financial statements.

2

City National Rochdale High Yield Alternative Strategies Fund LLC

Statement of Operations

Year Ended March 31, 2017

NET INVESTMENT LOSS ALLOCATED FROM CITY NATIONAL ROCHDALE
HIGH YIELD ALTERNATIVE STRATEGIES MASTER FUND LLC

Interest income	$7,953
Management fees	(190,823)
Expenses	(126,195)

Net Investment Loss Allocated	(309,065)

FUND EXPENSES
Investor servicing fees (see Note 4)	42,473
Professional fees	27,346
Custody fees	3,011
Registration fees	1,427
Insurance expense	942
Other fees	1,698
Total Fund Expenses	76,897

Incentive fee	756
Less expenses waived and reimbursed	(33,547)

Net Fund Expenses	44,106

Net Investment Loss	(353,171)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE
STRATEGIES MASTER FUND LLC
Net realized gain on investments	1,566,069
Net change in unrealized appreciation/depreciation on investments	898,723

Net Realized and Unrealized Gain on Investments	2,464,792

Net Increase in Members' Capital Resulting from Operations	$2,111,621

The accompanying notes are an integral part of these financial statements.

3

City National Rochdale High Yield Alternative Strategies Fund LLC

Statements of Changes in Members' Capital

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
FROM OPERATIONS
Net investment loss	$(353,171)	$(357,051)
Net realized gain on investments	1,566,069	298,858
Net change in unrealized appreciation/depreciation on investments	898,723	(1,110,007)

Net Increase (Decrease) in Members' Capital
Resulting From Operations	2,111,621	(1,168,200)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(382,464)	(61,892)

INCREASE (DECREASE) FROM TRANSACTIONS
IN MEMBERS' CAPITAL
Proceeds from sales of members' interests, net	-	123,698
Taxes paid from members' interests	(166)	-
Net Increase (Decrease) in Members' Interests	(166)	123,698

Total Increase (Decrease) in Members' Capital	1,728,991	(1,106,394)

MEMBERS' CAPITAL

Beginning of year	15,839,837	16,946,231

End of year	$17,568,828	$15,839,837

The accompanying notes are an integral part of these financial statements.

4

City National Rochdale High Yield Alternative Strategies Fund LLC

Statement of Cash Flows

Year Ended March 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital resulting from operations	$2,111,621
Adjustments to reconcile net increase in members' capital resulting from operations to net cash provided by operating activities:
Net change in unrealized appreciation/depreciation on investments	(898,723)
Net realized gain on investments	(1,566,069)
Sales of investments in Master Fund, net	382,630
Net investment loss allocated from Master Fund	309,065
Expenses paid by the Master Fund	53,602
Changes in operating assets and liabilities:
Prepaid expenses	(385)
Receivable from Adviser	(13,423)
Due to Adviser	(209)
Incentive fee payable	(303)
Professional fees payable	5,399
Investor servicing fee payable	1,149
Accrued expenses and other liabilities	(1,724)

Net Cash provided by Operating Activities	382,630

CASH FLOWS FROM FINANCING ACTIVITIES
Taxes paid from members' interests	(166)
Distributions	(382,464)
Net Cash used in Financing Activities	(382,630)

Net Change in Cash and Cash Equivalents	-

CASH AND CASH EQUIVALENTS
Beginning of year	-

End of year	$-

The accompanying notes are an integral part of these financial statements.

5

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2017

1.	Organization

City National Rochdale High Yield Alternative Strategies Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Fund commenced investment operations on July 1, 2007. The Fund’s investment objective is to generate income from investments in higher yielding investments with lower credit quality and higher volatility than the investment grade fixed income securities. “Lower credit quality” in this objective means investments rated below BBB, and “higher volatility” means the fluctuations in principal will be greater than the fluctuations in price associated with investment grade fixed income securities.

The Fund invests substantially all of its investable assets in City National Rochdale High Yield Alternative Strategies Master Fund LLC (the “Master Fund”), a registered investment company with the same investment objective as the Fund. City National Rochdale LLC (the “Manager” or "Adviser") is the investment adviser to the Master Fund. The Manager is also the adviser to City National Rochdale High Yield Alternative Strategies Fund TEI LLC, which also invests substantially all of its investable assets with the Master Fund. The Manager delegated sub-investment advisory responsibilities to PineBridge Investments LLC (the “Sub-Adviser”) with respect to the Master Fund from April 1, 2016 through December 31, 2016. After this date, the Manager became the sole investment adviser to the Master Fund.

The Sub-Adviser had investment discretion to manage the assets of the Master Fund and was responsible for identifying prospective Hedge Funds, performing due diligence and review of those Hedge Funds and their Hedge Fund Managers, selecting Hedge Funds, allocating and reallocating the Master Fund’s assets among Hedge Funds, and providing risk management services, subject to the general supervision of the Manager.

The financial statements of the Master Fund are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. At March 31, 2017, the Fund's beneficial ownership of the Master Fund's net assets was 45.86%.

The Fund reserves the right to reject any subscriptions for Interests in the Fund. Generally, initial and additional subscriptions for investment (or "Member Interests") in the Fund by eligible Members may be accepted at such times as the Fund may determine. Each Member must be a qualified investor and subscribe for a minimum initial investment in the Fund of $25,000. Additional investments in the Fund must be made in a minimum amount of $10,000. Brokers selling the Fund may establish higher minimum investment requirements than the Fund. The Fund from time to time may offer to repurchase members' interests in the Fund at such times and on such terms as may be determined by the Fund's Board in its complete and absolute discretion. Fund interests must be held for at least six months after initial purchase (or for a second six-month period as described below).

6

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2017

1.	Organization (continued)

Members must hold Fund interests for at least six months before being eligible to request that the Fund repurchase Fund interests during a tender offer. If no such request is made by a Member during a tender offer, such Member must hold Fund interests for a second six-month period before submitting an initial request.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Fair Value Measurements

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

7

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2017

2.	Significant Accounting Policies (continued)

Fair Value Measurements (continued)

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

For the year ended March 31, 2017, the Fund’s investment consisted entirely of an investment in the Master Fund. The fair value hierarchy of the Master Fund’s investments is disclosed in the notes to the Master Fund’s financial statements, included elsewhere in this report.

Investments Valuation

The net asset value of the Fund is determined as of the close of business at the end of each month. The net asset value of the Fund equals the value of the assets of the Fund, less liabilities, including accrued fees and expenses.

The Fund's investment in the Master Fund represents substantially all of the Fund's assets. All investments owned are carried at fair value, which is the portion of the net asset value of the Master Fund held by the Fund.

The accounting for and valuation of investments by the Master Fund is discussed in the notes to the financial statements for the Master Fund, included elsewhere in this report.

The Fund has not maintained any positions in derivative instruments or directly engaged in hedging activities.

8

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2017

2.	Significant Accounting Policies (continued)

Investment Income Recognition

Purchases and sales of investments in the Master Fund are recorded on a trade-date basis. Interest income is recorded on the accrual basis and dividends are recorded on the ex-dividend date. Realized and unrealized gains and losses are included in the determination of income as allocated from the Master Fund based upon its ownership interest.

Fund Expenses

The direct expenses of the Fund include, but are not limited to, the following: legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board. The Fund, as an investor in the Master Fund, recognizes its share of the fees and expenses of the Master Fund (including a management fee and incentive fee). Effective January 1, 2017 the Master Fund no longer charges an incentive fee.

Income Taxes

The Fund's tax year end is December 31. The Fund is treated as a partnership for Federal income tax purposes, whereby each Member is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Fund has adopted authoritative guidance on uncertain tax positions. The Fund recognizes the effect of tax positions when they are more likely than not of being sustained. Management is not aware of any exposure to uncertain tax positions that could require accrual or which could affect the Fund’s liquidity or future cash flows, or its treatment as a flow through entity, pursuant to relevant income tax regulations. As of March 31, 2017, the Fund’s tax years 2014 through 2016 remain open and subject to examination by relevant taxing authorities.

Distribution Policy

The Fund plans to make periodic distributions of its net investment income and capital gains, if any, to Members. The amount and frequency of distributions is at the sole discretion of the Board. During the year ended March 31, 2017, the Fund distributed $382,464 of net investment income to Members. It also paid $166 of taxes on behalf of its Members.

9

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2017

2.	Significant Accounting Policies (continued)

Capital Accounts

Net profits or net losses of the Fund for each month are allocated to the capital accounts of Members as of the last day of each month in accordance with each Members' respective investment percentage in the Fund. Net profits or net losses are measured as the net change in the value of the net assets of the Fund during each month, before giving effect to any repurchases of interest in the Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Fund, other than in accordance with the Members' respective investment percentages.

Prior to the end of each quarter, the Fund receives Member contributions with an effective subscription date of the first day of the following month. These contributions are held by the Master Fund and have an effective investment date of the first day of the following month. The Master Fund, in turn, makes contributions to certain Hedge Funds, which have effective subscription dates of the first day of the following month. These amounts are reported as "Contributions received in advance" and "Investments made in advance", respectively.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of ninety days or less at time of purchase to be cash equivalents.

Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. The Master Fund offered to purchase up to $12,000,000 of Members’ interests in the Master Fund properly tendered at a price equal to the net asset value of such interests as of April 30, 2017. For Members’ interests tendered, each security holder received a promissory note entitling the security holder to a cash amount equal to the net asset value of their interests calculated as of April 30, 2017, upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 30, 2017. The offer terminated at 5:00 p.m., Eastern Time, on April 28, 2017. Pursuant to the Offer to Purchase, Members’ interests of approximately $2.4 million were tendered and accepted by the Fund.

10

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2017

3.          Commitments and Other Related Party Transactions

The Manager has contractually agreed to waive and/or reimburse the expenses of the Fund and the Master Fund, to the extent needed to limit their combined annual operating expenses to 2.25% of net assets from April 1, 2016 through December 31, 2016, and to 1.75% of net assets beginning January 1, 2017. To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed. The Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses are to be reimbursed or at the time these payments are proposed. For the year ended March 31, 2017, the Manager waived $33,547 of fees and expenses, which may be recouped by the Manager no later than March 31, 2020.

The following is a schedule of when fees may be recouped by the Manager:

City National Rochdale High Yield Alternative Strategies Fund LLC	Expiration
$ 8,893	March 31, 2018
35,122 33,547	March 31, 2019 March 31, 2020
$ 77,562

No accrual has been made for such contingent liability because of the uncertainty of the reimbursement from the Fund.

Pursuant to the Sub-Investment Advisory Agreement, the Sub-Adviser was entitled to receive a performance-based incentive fee equal to 10% of the net profits (taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the non-cumulative “Preferred Return,” subject to reduction of that excess for prior losses that have not been previously offset against net profits (the “Incentive Fee”). The Incentive Fee was accrued monthly from April 1, 2016 through December 31, 2016 and was generally payable annually on a calendar year basis. The Preferred Return is a non-cumulative, annual return equal to the weighted average returns of a composite benchmark consisting of 50% of the Barclays Capital U.S. Corporate High Yield Index (Total Return) and 50% of the Credit Suisse Institutional Leveraged Loan Index. Effective January 1, 2017 the Fund no longer charges an Incentive Fee. For the year ended March 31, 2017, the Incentive Fee charged by the Fund was $756.

11

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2017

4.	Investor Servicing Fees

The Fund pays a fee to RIM Securities, LLC, an affiliate of the Manager, as Distributor, to reimburse it for payments made to broker-dealers and certain financial advisers (“Investor Service Providers”) that have agreed to provide ongoing investor services to investors in the Fund that are their customers. This fee is paid quarterly and in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.25% (on an annualized basis) of the aggregate value of outstanding interests held by investors that receive services from the Investment Service Provider, determined as of the last day of the calendar month (before any repurchase of Member interests); or (ii) the Distributor’s actual payments to the Investor Service Providers.

5.	Concentration, Liquidity and Off-Balance Sheet Risks

The Master Fund invests primarily in Hedge Funds that are illiquid securities and not registered under the 1940 Act. Such Hedge Funds invest in actively traded securities, illiquid securities, derivatives and other financial instruments using several investment strategies and investment techniques, including leverage, which may involve significant risks. The Master Fund's concentration and liquidity risks are discussed in the notes to the Master Fund's financial statements which are included elsewhere in this report.

In the normal course of business, the Hedge Funds in which the Master Fund invests trade various derivatives and financial instruments and enter into various investment activities with off balance sheet risk. The Master Fund's off balance sheet risk in these financial instruments is discussed in the notes to the Master Fund's financial statements which are included elsewhere in this report.

6.	Investment Transactions

For the year ended March 31, 2017, the Fund's assets were invested in the Master Fund, and the Fund had aggregate redemptions of $436,232 from the Master Fund.

12

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2017

7.          New Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

13

City National Rochdale High Yield Alternative Strategies Fund LLC

Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013
TOTAL RETURN
Total Return before incentive fee	13.33%	(6.96%)	3.01%	4.56%	(0.86%)
Incentive fee	(0.01%)	0.10%	(0.07%)	(0.10%)	0.01%
Total Return after incentive fee	13.32%	(6.86%)	2.94%	4.46%	(0.85%)

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period ($000's)	$17,569	$15,840	$16,946	$15,968	$8,840
Portfolio Turnover	32.07%	0.15%	20.10%	23.29%	7.98%

RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS

Net investment loss, before waivers and reimbursements	(2.27%)	(2.37%)	(2.38%)	(3.36%)	(2.55%)
Net investment loss, after waivers and reimbursements	(2.07%)	(2.16%)	(2.32%)	(2.41%)	(2.24%)

RATIO OF EXPENSES TO AVERAGE NET ASSETS,
BEFORE INCENTIVE FEE

Operating expenses, before waivers and reimbursements	2.31%	2.46%	2.30%	3.20%	2.56%
Operating expenses, after waivers and reimbursements	2.12%*	2.25%	2.25%	2.25%	2.25%

RATIO OF EXPENSES TO AVERAGE NET ASSETS,
NET OF WAIVERS AND REIMBURSEMENTS
AFTER INCENTIVE FEE

Operating expenses, after waivers and reimbursements	2.12%	2.25%	2.25%	2.25%	2.25%
Incentive fee	0.01%	(0.10%)	0.07%	0.10%	(0.01%)
Total Operating expenses, after waivers/reimbursements
or recoupment, after incentive fee	2.13%	2.15%	2.32%	2.35%	2.24%

Total return is calculated for all Members taken as a whole and an individual Member's return may vary from these Fund returns based on the timing of capital transactions.

Total returns do not include the effect of any sales load.

Portfolio turnover represents the Master Fund's portfolio turnover for the periods above.  The ratios of expenses to average net assets do not include expenses of the Hedge Funds in which the Master Fund invests.

The expense ratios are calculated for all Members taken as a whole.  The computation of such ratios based on the amount of expenses assessed to an individual Member's capital may vary from these ratios based on the timing of capital transactions.

* Effective January 1, 2017 the Adviser has agreed to limit operating expenses to 1.75%. Expenses were previously limited to 2.25% of average net assets. See Note 3.

The accompanying notes are an integral part of these financial statements.

See Report of Independent Registered Public Accounting Firm.

* * * * * *

14

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Financial Statements

March 31, 2017

TABLE OF CONTENTS	Page

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Statement of Assets, Liabilities and Members' Capital	2
Statement of Operations	3
Statements of Changes in Members' Capital	4
Statement of Cash Flows	5
Schedule of Investments	6 - 7
Strategy Allocation Breakdown	8
Notes to Financial Statements	9 - 18
Financial Highlights	19

Director and Officer Information

Additional Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Managing Member and the Board of Directors of
City National Rochdale High Yield Alternative Strategies Master Fund LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of City National Rochdale High Yield Alternative Strategies Master Fund LLC (the “Fund") as of March 31, 2017, and the related statements of operations, changes in members’ capital, cash flows and financial highlights for the year then ended.  The financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in members’ capital for the year ended March 31, 2016, and the financial highlights for the years ended March 31, 2016, 2015, 2014 and 2013 were audited by other auditors whose report dated May 27, 2016 expressed an unqualified opinion.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of March 31, 2017 by correspondence with the investment funds. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of City National Rochdale High Yield Alternative Strategies Master Fund LLC as of March 31, 2017, and the results of its operations, the changes in its members’ capital and its cash flows and the financial highlights for the year than ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ EisnerAmper LLP

Philadelphia, Pennsylvania
May 30, 2017

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statement of Assets, Liabilities and Members' Capital

March 31, 2017

ASSETS
Investments, at fair value (cost $34,024,298)	$37,885,939
Receivable for fund investments sold	640,175
Interest receivable	3,334

Total Assets	38,529,448

LIABILITIES AND MEMBERS' CAPITAL
Liabilities
Management fees payable	23,800
Professional fees payable	84,269
Directors' fees payable	11,100
Accrued expenses and other liabilities	32,398

Total Liabilities	151,567

Total Members' Capital	$38,377,881

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statement of Operations

Year Ended March 31, 2017

INVESTMENT INCOME
Interest income	$17,348

Investment Income	17,348

EXPENSES
Management fees (see Note 4)	416,241
Professional fees	149,891
Administration fees	104,782
Directors' fees	10,850
Other expenses	9,740

Total Expenses	691,504

Net Investment Loss	(674,156)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investments	3,416,208
Net change in unrealized appreciation/depreciation on investments	1,960,292

Net Realized and Unrealized Gain on Investments	5,376,500

Net Increase in Members' Capital Resulting from Operations	$4,702,344

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statements of Changes in Members' Capital

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
FROM OPERATIONS
Net investment loss	$(674,156)	$(727,209)
Net realized gain on investments	3,416,208	649,557
Net change in unrealized appreciation/depreciation on investments	1,960,292	(2,429,852)

Net Increase (Decrease) in Members' Capital
Resulting From Operations	4,702,344	(2,507,504)

INCREASE (DECREASE) FROM TRANSACTIONS
IN MEMBERS' CAPITAL
Proceeds from sales of members' interests (see Note 2)	-	350,476
Capital transfers to feeder funds	(965,902)	-
Net Increase (Decrease) from Transactions in Members' Capital	(965,902)	350,476

Total Increase (Decrease) in Members' Capital	3,736,442	(2,157,028)

MEMBERS' CAPITAL

Beginning of year	34,641,439	36,798,467

End of year	$38,377,881	$34,641,439

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statement of Cash Flows

Year Ended March 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital resulting from operations	$4,702,344

Adjustments to reconcile net increase in members' capital
resulting from operations to net cash from operating activities:
Purchases of investments	(10,000,000)
Sales of investments	15,952,695
Purchases of money market fund	(16,933,683)
Sales of money market fund	13,684,318
Net change in unrealized appreciation/depreciation on investments	(1,960,292)
Net realized gain on investments	(3,416,208)

Change in Operating Assets and Liabilities:
Receivable for fund investments sold	(609,286)
Interest receivable	(2,641)
Management fees payable	(11,135)
Payable to third party	(33,312)
Directors' fees payable	1,000
Professional fees payable	26,002
Accrued expenses and other liabilities	(6,400)

Net Cash from Operating Activities	1,393,402

CASH FLOWS FROM FINANCING ACTIVITIES
Capital transfers to feeder funds	(965,902)
Members' capital balances payable	(427,500)

Net Cash from Financing Activities	(1,393,402)

Net Change in Cash and Cash Equivalents	-

CASH AND CASH EQUIVALENTS
Beginning of year	-

End of year	$-

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Fund LLC (the "Fund") invests substantially all of its investable assets in City National Rochdale High Yield Alternative Strategies Master Fund LLC (the "Master Fund"), a registered investment company with the same investment objective as the Fund.

As of March 31, 2016 the Fund owned 45.86% of the Master Fund. The schedule of investments of the Master Fund is as follows:

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Schedule of Investments

March 31, 2017

				Redemptions
	Percentage of Members' Capital	Cost	Fair Value	Frequency	Notice Period # of Days
Long-Term Alternative Investment Funds: (1)

High Yield/Credit:

GoldenTree Partners LP	18.7%	$5,250,209	$7,170,593	Quarterly	90
(Purchased: 7/2/2007, 8/1/2007, 11/1/2007, 12/3/2007,
2/1/2008, 7/1/2012, 8/1/2012, 9/1/2013, 12/1/2013, 1/1/2014,
3/1/2014, 5/1/2014, 6/1/2014, 9/1/2014, 10/1/2014, 12/1/2014,
1/1/2015, 4/1/2015, 6/1/2015, 4/1/2016, and 10/1/2016)
	18.7	5,250,209	7,170,593

Structured Credit - CLO:

Clareant Structured Credit Opportunity Fund II	15.3	4,385,524	5,868,988	Quarterly	90
(Purchased: 5/1/2014, 7/1/2014, 8/1/2014, 9/1/2014,
10/1/2014, and 11/1/2014)

Great Lakes III, LP	17.7	6,724,358	6,781,453	Quarterly	90
(Purchased: 5/1/2013, 9/1/2013, 10/1/2013, 12/1/2013,
1/1/2014, 2/1/2014, 5/1/2014, and 7/1/2014)

SEIX CLO Management LP	25.1	9,803,421	9,639,561	*	*
(Purchased: 10/1/2016)
	58.1	20,913,303	22,290,002

Liquidating Positions:

GoldenTree Partners LP (2)	2.2	294,785	859,343	**	**
(Acquired: 7/2/2007, 8/1/2007, 11/1/2007, 12/3/2007,
2/1/2008, 7/1/2012, and 8/1/2012)

Total Long-Term Alternative Investment Funds:	79.0	26,458,297	30,319,938

Short-Term Investment:

Money Market Fund:

First American Government Obligations Fund - Class Z, 0.06% (3)	19.7	7,566,001	7,566,001

Total Investments	98.7%	$34,024,298	$37,885,939

(1) All investments are non-income producing.
(2) Remaining value represents side pocket interests.
(3) 7-day yield.

* SEIX CLO Management LP has a five year re-investment period and a subsequent wind down. This investment is long-term and illiquid.

** A side pocket investment has been established for GoldenTree Partners LP. This investment is long-term and illiquid.

The investments in Alternative Investments Funds shown above, representing 79.0% of net assets, have been fair valued in accordance with procedures established by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Schedule of Investments, Continued

March 31, 2017

High Yield / Credit. The credit strategy involves investing in the securities of companies that are non-investment grade, high yield and or distressed. Often, a corporate event results in the re-pricing of these securities, which may lead to profits. A non-investment grade bond generally has a Standard & Poor's rating of lower than BBB- or a Moody's rating lower than Baa3. In the event of a corporate event such as bankruptcy or default, bonds that rank higher in the capital structure of the issuers, such as first lien bank loan or a senior secured bond have priority over other bonds deemed junior in ranking in the capital structure. The distressed and high-yield sub-strategy involves investing in the securities (bank loans and bonds) of companies experiencing financial or operational difficulties or otherwise having below investment grade credit ratings. These securities may trade at substantial discounts to par value, because, in part, certain classes of investors who cannot hold non-investment grade, high yield or distressed bonds are forced to sell at discounted prices. Profits are made based on two kinds of mispricings: (1) fundamental or intrinsic value, and (2) relative value between comparable securities. Hedge Fund Managers may also take long/short positions throughout the capital structure of leveraged companies to implement a negative or positive credit view in the marketplace with the intention to offer better risk adjusted returns than being outright long or short the market.

Structured Credit. Structured credit strategy invests in stressed/distressed non-corporate fixed income asset classes in non-traditional markets such as residential real estate, commercial real estate and asset backed lending that have become distressed and/or undergoing structural changes, with anticipated improvement in the fundamental value of the underlying asset. Economic downturns and fundamental uncertainties can cause forced selling of securitized assets associated with such markets. In general, profits are made by identifying and investing in securities priced significantly below their intrinsic values where the strategy can maximize long-term capital appreciation from earning interest income and cash flows from current amortizing principal payments, cash flows from liquidations and from the fundamental appreciation of the underlying assets. Investing in structured credit requires deep fundamental analysis of the underlying assets and the behavior of the borrowers. Managers may invest in structured credit securities at deep discounts to fair value. Profits are realized as these securities converge to or above fair value with fundamental improvements in underlying borrowers, assets or improved technical behavior. Typically, structured credit managers will take positions in both agency and non-agency RMBS, CMBS, CLO, and other consumer and commercial loan ABS. At times, the strategy may also entail positions in other income generating assets such as life settlements and annuities, trade finance, legal settlements, whole loans, etc.

Liquidating Positions. Liquidating positions from former investment strategies remain in the Fund due to redemption restrictions placed on them by Hedge Fund Managers either at their sole discretion or for other factors. Such factors include the magnitude of redemptions requested, portfolio valuation issues or market conditions.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Schedule of Investments, Continued

March 31, 2017

Strategy Allocation Breakdown
(as a % of total investments)

Structured Credit-
CLO, 58.83%
High Yield/Credit,
18.93%
Liquidating
Poisitions, 2.27%
Money Market,
19.97%

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2017

1.	Organization

City National Rochdale High Yield Alternative Strategies Master Fund LLC (the "Master Fund") is a closed-end, non-diversified management investment company that was organized as a limited liability company under the laws of the State of Delaware on September 11, 2006 and serves as a master fund in a master feeder structure. City National Rochdale High Yield Alternative Strategies Fund LLC and City National Rochdale High Yield Alternative Strategies Fund TEI LLC (the “Feeder Funds”) serve as the feeder funds in the master feeder structure. Interests in the Master Fund are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Fund may be made only by U.S. and foreign investment companies, common or commingled trust funds, organizations or trusts described in Sections 401(a) or 501(a) of the Internal Revenue Code of 1986, as amended, or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. The Master Fund is a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

City National Rochdale, LLC (the “Manager” or "Adviser") is the investment adviser to the Master Fund. City National Rochdale, LLC is a subsidiary of City National Bank, and each are wholly-owned subsidiaries of RBC USA Holdco Corporation, a wholly-owned indirect subsidiary of Royal Bank of Canada. The Manager delegated sub-investment advisory responsibilities to PineBridge Investments LLC (the “Sub-Adviser”) with respect to the Master Fund until December 31, 2016. After this date, the Manager became the sole investment adviser to the Master Fund.

The Master Fund seeks to achieve its objective by investing substantially all of its assets in the securities of privately placed investment vehicles, typically referred to as hedge funds (“Hedge Funds" or "Investment Funds”) that  pursue a variety of high yield income generating strategies.

The Master Fund’s investment objective is to generate income from investments in higher yielding investments with lower credit quality and higher volatility than investment grade fixed income securities. “Lower credit quality” in this objective means investments rated below BBB, and “higher volatility” means the fluctuations in principal will be greater than the fluctuations in price associated with investment grade fixed income securities. Under normal circumstances, at least 80% of the Master Fund’s total assets will be invested either directly, or indirectly through Investment Funds, in a variety of high yield income generating investments.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2017

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Master Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Investments Valuation

Investments in Investment Funds are stated and recorded at fair value as determined in good faith by the Fair Value Committee in accordance with US GAAP using the Net Asset Value (“NAV”) as reported by the management of each respective alternative investment fund. Financial Accounting Standards Board (FASB) guidance provides for the use of NAV as a “Practical Expedient” for estimating fair value of alternative investments which (a) do not have a readily determinable fair value and (b) either have the attributes of an investment company or prepare their financial statements consistent with the measurement principles of an investment company. Such values generally represent the Master Fund's proportionate share of the net assets of the Investment Funds as reported by the Hedge Fund Managers. Accordingly, the value of the investments in Investment Funds are generally increased by additional contributions to the Investment Funds and the Master Fund's share of net earnings from the Investment Funds, and decreased by distributions from the Investment Funds and the Master Fund's share of net losses from the Investment Funds.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2017

2.	Significant Accounting Policies (continued)

Investment Valuations (continued)

The Sub-Adviser reviews the details of the reported information obtained from the Hedge Fund Managers and considers: (i) the measurement date of the NAV provided, (ii) the basis of accounting and, (iii) in instances where the basis of accounting is other than fair value, fair valuation information provided by the Hedge Fund Managers. The Sub-Adviser may make adjustments to the NAV of various Investment Funds to obtain the best estimate of fair value, which is consistent with the measurement principles of an investment company. Any determinations made by the Sub-Adviser will be reviewed and approved by the Adviser’s Fair-Value Committee, which has been designated by the Board to make all necessary fair value determinations.

The Master Fund has not maintained any positions in derivative instruments or directly engaged in hedging activities.

Fair Value Measurements

The Master Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2017

2.	Significant Accounting Policies (continued)

Fair Value Measurements (continued)

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investments measured using the NAV as a practical expedient are not classified within the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. See Note 3 – Investments.

Investment Income Recognition

Purchases and sales of securities are recorded on a trade-date basis. Realized gains and losses on Investment Funds are recognized using the specific identification method. Interest income is recorded on the accrual basis and dividends are recorded on the ex-dividend date. Realized and unrealized gains and losses are included in the determination of income.

Fund Expenses

The expenses of the Master Fund include, but are not limited to, the following: legal fees; accounting and auditing fees; custodial fees; management fees; an incentive fee; costs of computing the Master Fund's net asset value; costs of insurance; registration expenses; due diligence, including travel and related expenses; expenses of meetings of the Board and officers; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board.

Income Taxes

The Master Fund’s tax year end is December 31. The Master Fund is treated as a partnership for Federal income tax purposes. Each Member is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Master Fund has adopted authoritative guidance on uncertain tax positions. The Master Fund recognizes the effect of tax positions when they are more likely than not of being sustained. Management is not aware of any exposure to uncertain tax positions that could require accrual or which could affect its liquidity or future cash flows. As of March 31, 2017, the Master Fund’s tax years 2014 through 2016 remain open and subject to examination by relevant taxing authorities.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2017

2.	Significant Accounting Policies (continued)

Subsequent Events

The Master Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. The Master Fund offered to purchase up to $12,000,000 of Members’ interests in the Master Fund properly tendered at a price equal to the net asset value of such interests as of April 30, 2017. For Members’ interests tendered, each security holder received a promissory note entitling the security holder to a cash amount equal to the net asset value of their interests calculated as of April 30, 2017, upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 30, 2017. The offer terminated at 5:00 p.m., Eastern Time, on April 28, 2017. Pursuant to the Offer to Purchase, Members’ interests of approximately $7.2 million were tendered and accepted by the Master Fund.

Capital Accounts

Net profits or net losses of the Master Fund for each month are allocated to the capital accounts of Members as of the last day of each month in accordance with Members' respective investment percentages of the Master Fund. Net profits or net losses are measured as the net change in the value of the net assets of the Master Fund during a fiscal period, before giving effect to any repurchases of interest in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Master Fund, other than in accordance with the Members' respective investment percentages.

Prior to the end of each quarter, the Master Fund receives Member contributions with an effective subscription date of the first day of the following month.

The Master Fund, in turn, makes contributions to certain Hedge Funds, which have effective subscription dates of the first day of the following month. These amounts are reported as "Contributions received in advance" and "Investments made in advance", respectively.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2017
3.	Investments

The following are the classes of investments grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis at March 31, 2017:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Alternative Investment Funds ^	$-	$-	$-	$30,319,938
Short-Term Investment - Money Market Funds	7,566,001	-	-	7,566,001
Total Investments	$7,566,001	$-	$-	$37,885,939

^ The alternative investments were valued using the practical expedient and have not been classified in the fair value hierarchy.

The Fund did not invest in any Level 3 securities and there were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements at March 31, 2017, as compared to their classification from the previous annual report.

The following table presents additional information for investments measured using the NAV practical expedient:

Alternative Investment Funds	Fair Value at March 31, 2017	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

High Yield / Credit	$7,170,593	$-	Quarterly	90
Structured Credit – CLO	12,650,441	-	Quarterly	90
Structured Credit – CLO	9,639,561	-	*	*
Liquidating Positions	859,343	-	**	**
Total	$30,319,938	$-

* SEIX CLO Management LP has a five year re-investment period and a subsequent wind down. This investment is long-term and illiquid.

** A Special Investment has been established for GoldenTree Partners LP. This investment is long-term and illiquid.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2017

4.	Commitments and Other Related Party Transactions

Management and Incentive Fees

Under the supervision of the Master Fund’s Board and pursuant to an investment management agreement (“Investment Management Agreement”), City National Rochdale LLC, an investment adviser registered under the Investment Advisers Act of 1940, as amended, serves as the Manager for the Master Fund. The Manager is authorized, subject to the approval of the Master Fund’s Board, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Manager to the Master Fund or to assist in providing these services.

The Manager engaged the Sub-Adviser to provide sub-investment advisory services from April 1, 2016 to through December 31, 2016. The Sub-Adviser had investment discretion to manage the assets of the Master Fund and was responsible for identifying prospective Hedge Funds, performing due diligence and review of those Hedge Funds and their Hedge Fund Managers, selecting Hedge Funds, allocating and reallocating the Master Fund’s assets among Hedge Funds, and providing risk management services, subject to the general supervision of the Manager.

From April 1, 2016 through December 31, 2016 the investment management fee was shared by the Manager and the Sub-Adviser, and the Master Fund paid the Manager an investment management fee at an annual rate equal to 1.25% of the Master Fund’s month-end net assets, including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases by the Master Fund of Member interests. On November 30, 2016 the Board voted to reduce the management fee rate to 0.75% effective January 1, 2017. The investment management fee is accrued monthly and paid to the Manager out of the Master Fund’s assets.

The Manager paid a fee to the Sub-Adviser at a rate equal to 40% of the amount of the fee earned by the Manager pursuant to the Sub-Investment Advisory Agreement effective from April 1, 2016 through December 31, 2016.

The Sub-Adviser was entitled to receive a performance-based incentive fee equal to 10% of each Member’s net profits (taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the non-cumulative “Preferred Return,” subject to reduction of that excess for prior losses that have not been previously offset against net profits (the “Incentive Fee”). The Incentive Fee was calculated and paid at the Feeder Fund level. The Incentive Fee was accrued monthly and was generally payable annually on a calendar year basis. The Preferred Return was a non-cumulative, annual return equal to the weighted average returns of a composite benchmark consisting of 50% of the Barclays Capital U.S. Corporate High Yield Index (Total Return) and 50% of the Credit Suisse Institutional Leveraged Loan Index. Effective January 1, 2017 the Fund no longer charges an Incentive Fee given the Manager became the sole adviser to the Master Fund.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2017

4.	Commitments and Other Related Party Transactions (continued)

Administration Fee

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Members of the Feeder Funds; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. For its services, the Administrator receives a monthly fee from the Master Fund at an annual rate of 0.12% for the first $150 million, 0.10% for the next $150 million and 0.08% thereafter of average net assets, with a minimum annual fee of $100,000.

Expense Reimbursement

The Manager has contractually agreed to waive and/or reimburse the Master Fund’s expenses to the extent needed to limit the Master Fund’s annual operating expenses combined with the annual operating expenses of the Feeder Funds. From April 1, 2016 through December 31, 2016 the annual operating expenses of each Feeder Fund were limited to 2.25% of net assets. Beginning January 1, 2017 the annual operating expenses of each Feeder Fund were limited to 1.75% of net assets. To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed. A Feeder Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses are to be reimbursed or at the time these payments are proposed.

The following is a schedule of when fees may be recouped by the Manager with respect to the Feeder Funds:
City National Rochdale High Yield Alternative Strategies Fund LLC	City National Rochdale High Yield Alternative Strategies Fund TEI LLC	Expiration
$8,893	$10,803	March 31, 2018
35,122	37,704	March 31, 2019
33,547	38,225	March 31, 2020
$77,562	$86,732

No accrual has been made for such contingent liability because of the uncertainty of the reimbursement from the Feeder Funds.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2017
5.	Investment Risks and Uncertainties

Alternative Investments consist of non-traditional, not readily marketable investments, some of which may be structured as offshore limited partnerships, venture capital funds, hedge funds, private equity funds and common trust funds. The underlying investments of such funds, whether invested in stock or other securities, are generally not currently traded in a public market and typically are subject to restrictions on resale. Values determined by investment managers and general partners of underlying securities that are thinly traded or not traded in an active market may be based on historical cost, appraisals, a review of the investees’ financial results, financial condition and prospects, together with comparisons to similar companies for which quoted market prices are available or other estimates that require varying degrees of judgment.

Investments are carried at fair value provided by the respective alternative investment’s management. Because of the inherent uncertainty of valuations, the estimated fair values may differ significantly from the values that would have been used had a ready market for such investments existed or had such investments been liquidated, and those differences could be material.

6.	Concentration, Liquidity and Off-Balance Sheet Risk

The Master Fund invests primarily in Hedge Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Hedge Funds' net asset value.

Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity, as described below.

Redemption restrictions exist for Hedge Funds whereby the Hedge Fund Managers may suspend redemptions either in their sole discretion or other factors. Such factors include the magnitude of redemptions requested, portfolio valuation issues or market conditions.

Redemptions are currently restricted for two Hedge Funds with fair value of $10,498,904 at March 31, 2017 as noted in the Schedule of Investments.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2017
6.	Concentration, Liquidity and Off-Balance Sheet Risk (continued)

In the normal course of business, the Hedge Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swap contracts. The Master Fund's risk of loss in these Hedge Funds is limited to the value of its own investments reported in these financial statements by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

7.	Investment Transactions

For the year ended March 31, 2017 (excluding short-term securities), the aggregate purchases and sales of investments were $10,000,000 and $15,952,695, respectively.

8.	New Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013

TOTAL RETURN - NET	13.53%	(6.80%)	3.39%	5.01%	(0.58%)

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period ($000's)	$38,378	$34,641	$36,798	$34,701	$24,970

Portfolio Turnover	31.93%	0.15%	20.10%	23.29%	7.98%

Ratio of Net Investment
Loss to Average Net Assets	(1.81%)	(2.01%)	(1.86%)	(2.14%)	(1.79%)

Ratio of Expenses to
Average Net Assets	1.86%	2.02%	1.86%	2.14%	1.79%

Total return is calculated for all Members taken as a whole and an individual Member's return may vary from these Master Fund returns based on the timing of capital transactions.

Total returns do not include the effect of any sales load.

The ratios of expenses to average net assets do not include expenses of the Hedge Funds in which the Master Fund invests.

The expense ratios are calculated for all Members taken as a whole.  The computation of such ratios based on the amount of expenses assessed to an individual Member's capital may vary from these ratios based on the timing of capital transactions.

The ratios above do not include the proportionate share of income or loss from their investments in other funds.

The accompanying notes are an integral part of these financial statements.

See Report of Independent Registered Public Accounting Firm.

* * * * * *

DIRECTORS AND OFFICERS OF THE FUND

The Directors of the Fund, who were elected by the shareholders of the Fund, are responsible for the overall management of the Fund, including general supervision and review of the investment activities of the Fund. The Directors, in turn, elect the officers of the Fund, who are responsible for administering the day to day operations of the Fund. The current Directors and Officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes information about the Directors and is available, without charge, by calling 1-866-209-1967.

Independent Board Members
Name, Address, Age	Position with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	# of Funds in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member
Daniel A. Hanwacker 400 Park Avenue New York, NY 10022 Age: 64	Director	Since 2013	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001-present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management, Co., LLC (1995-2000).	19	Rochdale Investment Trust (2011-2013)
Jon C. Hunt 400 Park Avenue New York, NY 10022 Age: 64	Director	Since 2013	Retired (March 2013 to present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (July 2012 to March 2013). Managing Director and Chief Operating Officer, CCM (1998- June 2012).	19

Nuveen Commodities Asset Management, member of Independent Committee (February 2012 - present); Advisor’s Inner Circle Fund III (February 2014 – present); O’Connor EQUUS (May 2014- present) ; Winton Series Trust and Winton Diversified Opportunities Fund, Lead Independent Trustee (January 2015 - present)

Vernon C. Kozlen 400 Park Avenue New York, NY 10022 Age: 72	Director Chairman	Since 2007 Since 2016	Retired (2007- present). President and Chief Executive Officer, City National Rochdale Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, City National Asset Management, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, City National Asset Management, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	19	Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund LLC, CMS/Barlow Long-Short Equity Fund, LLC (3)

Jay C. Nadel 400 Park Avenue New York, NY 10022 Age: 57	Director	Since 2013	Financial Services Consultant (2005 - present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	19	Lapolla Industries, Inc. (2007- present); Rochdale Investment Trust (2011-2013)
James Wolford 400 Park Avenue New York, NY 10022 Age: 61	Director	Since 1999

Chief Executive Officer of Corinthian Development Company (December 2013 - present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (March 2011-December 2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-March 2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).
				19	None

Interested Board Member

Andrew S Clare (4) 400 Park Avenue New York, NY 10022 Age: 70	Director	Since 2013	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	19	None
(1)	The Directors serve for terms of office as follows:

Name of Director	End of Term of Office
Vernon C. Kozlen	December 31, 2018*
James Wolford	March 29, 2023
Andrew S. Clare	December 31, 2020*
Daniel A. Hanwacker	March 29, 2023
Jon C. Hunt	March 29, 2023
Jay C. Nadel	March 29, 2023

    * Subject to extension by the Board for up to two years.

(2)
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the following registered closed-end funds: City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, and City National Rochdale Structured Claims Fixed Income Fund LLC.

(3)
Convergent Wealth Advisors, LLC, which is under common control with CNB, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

(4)	Mr. Clare is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to CNB.

Officers of the Fund

Name, Address, Age	Position(s) with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
Garrett R. D’Alessandro City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 59	President and Chief Executive Officer	Since Inception	Chief Executive Officer, City National Rochdale (1986-present); Chief Investment Officer, City National Rochdale (April 2016-present).
F. Michael Gozzillo City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 51	Vice President; Chief Compliance Officer (“CCO”); Anti-Money Laundering Officer & Identity Theft Program Officer	Since 2013

Senior Vice President & Chief Compliance Officer, City National Rochdale (2012-present). CCO, Symphonic Financial Advisers LLC (2013 to Present). CCO, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC and City National Rochdale International Trade Fixed Income Fund (2013-present). Director & Compliance Officer, TIAA-CREF (2008-2012). CCO, TIAA-CREF Life Insurance Co. Separate Accounts (2009-2012).

Mitchell Cepler City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 34	Treasurer and Chief Financial Officer	Since 2015	Group Finance Manager, City National Rochdale (2011-present). Manager, Financial Planning and Analysis, ESP Technologies Corporation (2008-2011).
Kurt Hawkesworth City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 44	Secretary	Since 2010	Chief Operating Officer, City National Rochdale (2003-present).
Anthony Sozio City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 45	Assistant Secretary	Since 2013	Investment Fund Operations & Service Specialist, City National Rochdale (2017- present). Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-2016).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

Additional Information

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-800-245-9888; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Master Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there are at least two audit committee financial experts serving on its audit committee. Jay C. Nadel and Daniel A. Hanwacker are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2017	FYE 3/31/2016
Audit Fees	$20,000	$17,947
Audit-Related Fees	$0	$0
Tax Fees	$7,500	$4,152
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

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The percentage of fees billed by EisnerAmper LLP (FYE 3/31/17) and PKF O’Connor Davies, a division of O’Connor Davies, LLP (FYE 3/31/16) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2017	FYE 3/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2017	FYE 3/31/2016
Registrant	$7,500	$4,152
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable since the Fund invests exclusively in non-voting securities.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides information as of March 31, 2017:

Portfolio Manager	Since	Recent Professional Experience
Thomas Ehrlein	2013

Mr. Ehrlein is a Director, Portfolio and Alternative Analytics Group at City National Rochdale.

Mr. Ehrlein joined the former Rochdale Investment Management (predecessor to City National Rochdale) in 2005.  He oversees a number of business segments at the firm including, investment oversight for all non-traditional investments, and the portfolio analytics & modeling processes.  He is also a key member of the firm’s asset allocation committee.  He has been involved with the investment management industry since 2000.

Previously, Mr. Ehrlein was a Senior Consultant in the Investment Management division of FactSet Research Systems, Inc., where he performed financial market and portfolio management research and quantitative analysis for institutional money management firms.  Additionally, he was a middle market lending credit analyst at ABN-Amro, North America.

Thomas Ehrlein is not responsible for the day-to-day management of any other accounts or pooled investments. Mr. Ehrlein receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular portfolio or account. Like the Manager’s other employees, Mr. Ehrlein is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular portfolio or account. Mr. Ehrlein does not own shares of the Fund or the Master Fund.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors.

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Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during the period.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  City National Rochdale High Yield Alternative Strategies Fund LLC

By (Signature and Title)  /s/ Garrett R. D'Alessandro
  Garrett R. D’Alessandro, President

Date  May 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Garrett R. D'Alessandro
Garrett R. D’Alessandro, President

Date  May 30, 2017

By (Signature and Title)  /s/ Mitchell Cepler
Mitchell Cepler, Treasurer

Date  May 30, 2017

8